Exhibit 10.18

QUARK PHARMACEUTICALS, INC.

2007 EQUITY INCENTIVE PLAN

OPTION GRANT NOTICE

Quark Pharmaceuticals, Inc. (the “Company”), pursuant to its 2007 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Option Agreement, the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:	, Trustees for the benefit of
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price Per Share:
Total Exercise Price:
Expiration Date:

Type of Grant:	Capital Gain Stock Award

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:

Payment:	By one or a combination of the following items (described in the Option Agreement):

☐ By cash, check, bank draft or money order payable to the Company
☐ Pursuant to a Regulation T Program if the Shares are publicly traded
☐ By delivery of already-owned shares if the Shares are publicly traded
☐ By net exercise

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Option Grant Notice, the Option Agreement, the Plan and specifically the provisions of Exhibit B of the Plan.

The Optionholder hereby represents as follows:

(a)           The Optionholder hereby agrees that the terms of Section 102 shall apply to this option.

(b)           The Optionholder is obliged not to sell or remove from the Trustee this option prior to the end of Restricted Period Per Section 102.

(c)           The Optionholder is aware of the directives set forth in Section 102, and of the tax track that was chosen by the Company pursuant to Section 102 and its implications.

(d)           The Optionholder hereby accepts the terms of the Trust Agreement signed between the Company and the Trustee.

(e)           The Optionholder acknowledges that during the period in which this option is held by the Trustee (including any shares issued to the Trustee on behalf of the Optionholder upon exercise of this option), in the event that dividends payable in securities are declared on this option as held by the Trustee, such securities shall also be subject to the provisions of Section 102 and the provision of the Option Agreement and shall be held in trust by the Trustee.

The undersigned Optionholder further acknowledges and agrees as follows:

(a)  that any tax consequences arising from the grant or exercise of this option, from payment for the shares covered hereby or from any other event or act (of the Company and/or its Affiliate, the Trustee or of the

Optionholder), hereunder, shall be borne solely by the Optionholder. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including the withholding of taxes at source;

(b) to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax, interest payment or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionholder;

(c) that the Optionholder will not be entitled to receive from the Company and/or the Trustee any shares allocated or issued upon the exercise of this option prior to the full payments of the Optionholder’s tax liabilities arising from this option and/or shares issued upon the exercise of this option. For the avoidance of doubt, neither the Company nor the Trustee shall be required to release any share certificate until all payments required to be made have been fully satisfied by the Optionholder; and

(d) Optionholder accepts the provisions of the trust agreement signed between the Company and the Trustee, attached hereto, and agrees to be bound by its terms.

Optionholder further acknowledges that as of the Date of Grant, this Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

QUARK PHARMACEUTICALS, INC.	OPTIONHOLDER:

By:
Signature

Title:	Date:

Date:	Residential Address:

QUARK PHARMACEUTICALS, INC.
2007 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT
(CAPITAL GAIN STOCK AWARD)

Pursuant to your Option Grant Notice (“Grant Notice”) and this Stock Option Agreement, Quark Pharmaceuticals, Inc. (the “Company”) has granted you an option under the Israeli Sub-Plan of the Company’s 2007 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1.             VESTING. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

2.             NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

3.             EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. In the event that you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant specified in your Grant Notice, notwithstanding any other provision of your option

4.             METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or check payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)           In the Company’s sole discretion at the time your option is exercised, and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

(b)           In the Company’s sole discretion at the time your option is exercised, and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c)           In the Company’s sole discretion at the time your option is exercised, and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from you to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided further, however, shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to you as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations.

5.             WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.

6.             SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

7.             TERM. You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and, except as expressly provided in Section 5(g) of the Plan, expires upon the earliest of the following:

(a)           three (3) months after the termination of your Continuous Service for any reason other than your Disability or death;

(b)           one (1) year after the termination of your Continuous Service due to your Disability;

(c)           one (1) year after your death if you die either during your Continuous Service or within thirty (30) days after your Continuous Service terminates;

(d)           the Expiration Date indicated in your Grant Notice; or

(e)           the day before the tenth (10th) anniversary of the Date of Grant.

8.             EXERCISE.

(a)           You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b)           By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

(c)           By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days (or such longer period, not to exceed 18 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711) following the effective date of a registration statement of the Company filed under the Securities Act (the “Lock Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 9(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

9.             TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

10.          RIGHT OF FIRST REFUSAL. Shares of Common Stock that you acquire upon exercise of your option are subject to any right of first refusal that may be described in the Company’s bylaws in effect at such time the Company elects to exercise its right. The Company’s right of first refusal shall expire on the Listing Date. For purposes of this Agreement, Listing Date shall mean the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on a national securities exchange or on the National Market System of the Nasdaq Stock Market (or any successor to that entity).

11.          RIGHT OF REPURCHASE. To the extent provided in the Company’s bylaws in effect at such time the Company elects to exercise its right, the Company shall have the right to repurchase all or any part of the shares of Common Stock you acquire pursuant to the exercise of your option.

12.          OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

13.          WITHHOLDING OBLIGATIONS.

(a)           At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option, or of the transfer of your option, or the transfer of any shares issued on the exercise of your option, from the Trustee to you or to any third party.

(b)           Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability award for financial accounting purposes).

(c)           You may not exercise your option, or transfer your option, or transfer any shares issued on the exercise of your option, from the Trustee to yourself or to any third party unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

14.          NOTICES. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the Israel mail, postage prepaid, addressed to you at the last address you provided to the Company.

15.          GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan (including the Israeli Sub-Plan), the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

16.          APPLICATION OF SECTION 102. It is the intention of the Company that the provisions and tax benefits of Section 102 apply to this option and any shares of Common Stock issued pursuant to this option. You shall comply with the provisions of Section 102, and “Section 102 Rules” (which means the Income Tax rules (Tax Relief for Issuance of Shares to Employees, 2003) and the escrow agreement to be entered into between the Trustee and the Company.

(a)           In accordance with the provisions of Section 102, the option and any shares of Common Stock subject to the option shall be issued to a Trustee and held by such Trustee for your benefit for a period of not less than two years from the date of issuance.

(b)           After the two year holding period the Trustee shall not release or transfer the option or any shares of Common Stock subject to the option before (i) withholding any applicable tax due pursuant to the Ordinance and the Section 102 Rules; or (ii) receipt of an authorization from the ITA certifying that all such applicable taxes have been paid.

(c)           The option and all shares of Common Stock subject to the option shall be subject to the terms and conditions of Section 102 and the Section 102 Rules.

(d)           You may not claim an exemption from Israeli tax pursuant to Section 97(a) of the Ordinance or pursuant to Part E’2 of the Ordinance in connection with a transfer by you of the option or any shares of Common Stock subject to the option prior to the end of the Restricted Period Per Section 102.

(e)           You are obligated to immediately notify the Company and the Trustee of your request, if any, to the ITA pursuant to Section 6(b) of the Section 102 Rules in the event the shares of Common Stock subject to the option are registered on any stock exchange. Nothing herein shall obligate the Company to register the shares or any of the Company’s stock on a stock exchange.

(f)            In the event a stock split or stock dividend is declared on shares of Common Stock, all post-split or post-dividend shares held by the Trustee for your benefit under this Stock Option Agreement shall be subject to the provisions of this Section 16.

(g)           Under Section 102 and the Section 102 Rules, the tax relief thereunder shall not apply and you shall be required to promptly pay any applicable tax at such time as: (i) your employment is terminated during, the two year Restricted Period Per Section 102 (other than because of death or other reasons beyond your control which are acceptable to the Income Tax Authorities), (ii) you or the Company fail to comply with any of the conditions of Section 102, the Section 102 Rules or other conditions prescribed by the ITA; or (iii) the ITA withdraws or cancels its approval for the plan in which event, the Trustee shall continue to hold the shares of Common Stock subject to this option or the option (to the extent the option remains exercisable following termination of employment) for the remainder of the applicable Restricted Period Per Section 102.

(h)           You acknowledge that the option has been granted to you in lieu of wages.

17.          CURRENCY CONTROL ACT RESTRICTIONS. Any payment made by you to the Company in connection with the exercise of this option shall be made through an account in your name (the “Account”) with such commercial bank as is designated by the Company from time to time, and shall comply in all respects with the Currency Control Law, 1978 of Israel (the “CCL”). Any shares or other proceeds to be delivered to you by the Company upon exercise of this option shall also be delivered to the Account. Similarly, all sales of shares of Common Stock subject to the option will be made out of the Account. YOU REPRESENT THAT YOU HAVE READ, UNDERSTAND AND AGREE TO BE BOUND BY THE PROVISIONS OF THIS SECTION 17, AND UNDERSTAND AND AGREE THAT THIS SECTION 17 MAY BE AMENDED FROM TIME TO TIME TO COMPLY WITH CHANGES IN THE CCL.

ATTACHMENT I

2007 EQUITY INCENTIVE PLAN

ATTACHMENT II

NOTICE OF EXERCISE

QUARK PHARMACEUTICALS, INC. 6501 DUMBARTON CIRCLE. FREMONT, CA 94555 UNITED STATES OF AMERICA	Date of Exercise:

Ladies and Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option:	Nonstatutory

Stock option dated:

Number of shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price(1):	$

Cash payment delivered herewith:	$

Value of shares of Quark Pharmaceuticals, Inc. common stock delivered herewith(2):	$

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Quark Pharmaceuticals, Inc. 2007 Equity Incentive Plan and the Israeli Sub-Plan attached as Exhibit B thereto, and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option.

(1)           All currency references herein are denominated in United States dollars unless expressly provided otherwise.

(2)           Shares must meet the public trading requirements set forth in the option.  Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests.  Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the “Shares”), which are being acquired by me for my own account upon exercise of the Option as set forth above:

I acknowledge that the Shares have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), and are deemed to constitute “restricted securities” under Rule 701 and Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

I further acknowledge that I will not be able to resell the Shares for at least ninety days (90) after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Articles of Incorporation, Bylaws and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as necessary to permit compliance with NASD Rule 2711 and similar or successor regulatory rules and regulations (the “Lock Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

QUARK PHARMACEUTICALS, INC.

2007 EQUITY INCENTIVE PLAN

OPTION GRANT NOTICE

Quark Pharmaceuticals, Inc. (the “Company”), pursuant to its 2007 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth herein and in the Option Agreement, the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price Per Share:
Total Exercise Price:
Expiration Date:

Type of Grant:	☐ Incentive Stock Option(1) ☐ Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:

Payment:	By one or a combination of the following items (described in the Option Agreement):

☐ By cash, check, bank draft or money order payable to the Company
☐ Pursuant to a Regulation T Program if the Shares are publicly traded
☐ By delivery of already-owned shares if the Shares are publicly traded
☐ By net exercise

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Option Grant Notice, the Option Agreement and the Plan.

Optionholder further acknowledges that as of the Date of Grant, this Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

QUARK PHARMACEUTICALS, INC.	OPTIONHOLDER:

By:
Signature

Title:	Date:

Date:	Residential Address:

(1)                                  If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year.  Any excess over $100,000 is a Nonstatutory Stock Option.

QUARK PHARMACEUTICALS, INC.
2007 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT
(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

Pursuant to your Option Grant Notice (“Grant Notice”) and this Stock Option Agreement, Quark Pharmaceuticals, Inc. (the “Company”) has granted you an option under its 2007 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice.  Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1.             VESTING.  Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

2.             NUMBER OF SHARES AND EXERCISE PRICE.  The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

3.             EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES.  In the event that you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant specified in your Grant Notice, notwithstanding any other provision of your option.

4.             METHOD OF PAYMENT.  Payment of the exercise price is due in full upon exercise of all or any part of your option.  You may elect to make payment of the exercise price in cash or check payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)           In the Company’s sole discretion at the time your option is exercised, and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

(b)           In the Company’s sole discretion at the time your option is exercised, and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise.  “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company.  Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c)           In the Company’s sole discretion at the time your option is exercised, and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from you to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided further, however, shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to you as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations.

5.             WHOLE SHARES.  You may exercise your option only for whole shares of Common Stock.

6.             SECURITIES LAW COMPLIANCE.  Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.  The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

7.             TERM.  You may not exercise your option before the commencement or after the expiration of its term.  The term of your option commences on the Date of Grant and, except as expressly provided in Section 5(g) of the Plan, expires upon the earliest of the following:

(a)           three (3) months after the termination of your Continuous Service for any reason other than your Disability or death;

(b)           one (1) year after the termination of your Continuous Service due to your Disability;

(c)           one (1) year after your death if you die either during your Continuous Service or within thirty (30) days after your Continuous Service terminates;

(d)           the Expiration Date indicated in your Grant Notice; or

(e)           the day before the tenth (10th) anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability.  The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

8.             EXERCISE.

(a)           You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b)           By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

(c)           If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

(d)           By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days (or such longer period, not to exceed 18 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711) following the effective date of a registration statement of the Company filed under the Securities Act (the “Lock Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period.  You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period.  The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

9.             TRANSFERABILITY.  Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.  Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.  In addition, if permitted by the Company you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the

Code and applicable state law) while the option is held in the trust, provided that you and the trustee enter into a transfer and other agreements required by the Company.

10.          OPTION NOT A SERVICE CONTRACT.  Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment.  In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

11.          WITHHOLDING OBLIGATIONS.

(a)           At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b)           Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability award for financial accounting purposes).

(c)           You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied.  Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

12.          NOTICES.  Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

13.          GOVERNING PLAN DOCUMENT.  Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

ATTACHMENT I

2007 EQUITY INCENTIVE PLAN

ATTACHMENT II

NOTICE OF EXERCISE

QUARK PHARMACEUTICALS, INC.
6501 DUMBARTON CIRCLE.
FREMONT, CA 94555
UNITED STATES OF AMERICA	Date of Exercise:

Ladies and Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐

Stock option dated:

Number of shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price(2):	$

Cash payment delivered herewith:	$

Value of shares of Quark Pharmaceuticals, Inc. common stock delivered herewith(3):	$

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Quark Pharmaceuticals, Inc. 2007 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years

(2)           All currency references herein are denominated in United States dollars unless expressly provided otherwise.

(3)           Shares must meet the public trading requirements set forth in the option.  Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests.  Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the “Shares”), which are being acquired by me for my own account upon exercise of the Option as set forth above:

I acknowledge that the Shares have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), and are deemed to constitute “restricted securities” under Rule 701 and Rule 144 promulgated under the Securities Act.  I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

I further acknowledge that I will not be able to resell the Shares for at least ninety days (90) after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Articles of Incorporation, Bylaws and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as necessary to permit compliance with NASD Rule 2711 and similar or successor regulatory rules and regulations (the “Lock Up Period”).  I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,